UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2022

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Greenwich Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV (fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)	BK/P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2022, The Bank of New York Mellon Corporation (the “Company”) announced that the Board of Directors (the “Board”) has appointed Robin Vince to the position of President and Chief Executive Officer – Elect (“CEO-Elect”), effective March 4, 2022. Mr. Gibbons has notified the Board that he intends to retire as Chief Executive Officer (“CEO”) effective August 31, 2022, at which time the Board intends to appoint Mr. Vince to serve as CEO in addition to his current role as President. Mr. Vince was also appointed as CEO-Elect of the Company’s wholly-owned, principal subsidiary, The Bank of New York Mellon, effective March 4, 2022.

Mr. Vince, 50, served as Vice Chair and CEO of Global Market Infrastructure since October 2020. He will succeed Mr. Gibbons, 65, who has served as CEO since March 2020, and was previously Interim CEO from September 2019 through March 2020. Mr. Gibbons will remain on the Board until his retirement.

Prior to joining the Company, Mr. Vince was a Senior Director at Goldman Sachs Group Inc. from January 2020 to September 2020 and a Participating Managing Director at Goldman Sachs Group Inc. from 2006 to 2019. Mr. Vince has no family relationship with any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Vince and any person, including any officer or director of the Company, pursuant to which Mr. Vince was selected to serve as President and CEO-Elect.

The Human Resources and Compensation Committee of the Board has not yet determined any changes to Mr. Vince’s compensation for serving as President and CEO-Elect.

Item 7.01.	Regulation FD Disclosure.

On March 10, 2022, the Company issued a press release announcing the executive leadership changes set forth in Item 5.02 above. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number.	Exhibit Description

99.1	Press Release of The Bank of New York Mellon Corporation, dated March 10, 2022.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: March 10, 2022	By:	/s/ James J. Killerlane III
	Name:	James J. Killerlane III
	Title:	Secretary

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